SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 24, 2009

MAXXAM INC.
(Exact name of Registrant as Specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-3924
(Commission File Number)

95-2078752
(I.R.S. Employer Identification Number)

1330 Post Oak Boulevard Suite 2000 Houston, Texas (Address of Principal Executive Offices)	77056-3058 (Zip Code)

Registrant’s telephone number, including area code: (713) 975-7600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 24, 2009, MAXXAM Inc. (the “Company”) issued a press release announcing that it will convene, as promptly as practicable, a special meeting of its stockholders to approve, subject to final action by the Company’s Board of Directors, a 1-for-250 reverse stock split of the Company’s common stock and preferred stock.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

     (c)       Exhibits

99.1	Press Release issued on August 24, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXXAM INC.

Date: August 24, 2009	By:	/s/ M. Emily Madison
	Name:	M. Emily Madison
	Title:	Vice President, Finance
EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release issued on August 24, 2009

0058FMS9.VM.DOC